UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 30, 2006
                                                 -------------------------------


                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


           New York                  1-12709                  16-1482357
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(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)            Identification No.)


The Commons, PO Box 460, Ithaca, New York                       14851
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (607) 273-3210
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Section 8 - Other Events

Item 8.01   Other Events; Press Release

Tompkins Trustco, Inc. announced on May 30, 2006, that Stephen E. Garner, President and CEO of Tompkins Trust Company, passed away on Saturday, May 27, 2006. Mr. Garner was a dedicated community and business leader, who generously gave of his time and talent to many organizations. A copy of the complete Press Release is attached as Exhibit 99.1 of this Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits.


Exhibit No.     Description
-----------     -----------
99.1            Press Release of Tompkins Trustco, Inc. dated 5/30/2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  May 31, 2006                    By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION                                          PAGE
------        -------------------                                          ----

 99.1         Press Release of Tompkins Trustco, Inc. dated 5/30/2006       4





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